Exhibit 99.1

Ouster Announces Record Revenue for Fourth Quarter and Full Year 2023

Record revenue of $83 million for the full year 2023

Expects $25 to $26 million of revenue for the first quarter of 2024

SAN FRANCISCO, CA – Ouster, Inc. (NYSE: OUST) (“Ouster” or the “Company”), a leading provider of high-performance lidar sensors for the automotive, industrial, robotics, and smart infrastructure industries, announced today financial results for the three and twelve months ended December 31, 20231.

Fourth Quarter 2023 Highlights

•	Over $24 million in revenue, up 10% sequentially and a quarterly record.

•	Shipped over 4,100 sensors for revenue, up over 20% sequentially and a quarterly record.

•	GAAP gross margins of 22%, compared to 14% in the third quarter of 2023.

•	Non-GAAP gross margins[2] of 35%, compared to 33% in the third quarter of 2023.

•	Net loss of $39 million, compared to $35 million in the third quarter of 2023.

•	Adjusted EBITDA[2] loss of $14 million, compared to a loss of $18 million in the third quarter of 2023.

Full Year 2023 Highlights

•	Over $83 million in revenue, up 103% year over year and an annual record.

•	Booked $142 million in business with new and existing customers, representing a book-to-bill ratio of 1.7x.[3]

•

Closed merger with Velodyne and established a combined company with a robust range of products, stronger financial position, diversified business, extensive intellectual property portfolio, and a significantly reduced cost structure.

•	Ended 2023 with cash, cash equivalents, restricted cash, and short-term investments balance of $192 million.

•	Exceeded initial post-merger annualized cost savings target by over 40%[4].

•	Scaled production and shipments of REV7, Ouster’s most performant sensor to date.

•	Awarded production wins by May Mobility and Motional to supply lidar for their autonomous vehicles.

•	Transitioned manufacturing of Velodyne products to Thailand.

•	Launched Ouster Gemini, a digital lidar perception platform for crowd analytics, security, and intelligent transportation systems.

•	Unified Blue City and Ouster Gemini, adding new performance-improving deep learning AI perception models.

[1]

The comparative financial results for the three and twelve months ended December 31, 2022 reflect only the results of standalone Ouster. The financial results for the twelve months ended December 31, 2023 are composed of Ouster standalone performance through February 10, 2023 and combined performance of Ouster and Velodyne for the remainder of the period. The results for the three months ended December 31, 2023 and September 30, 2023 reflect the combined performance of Ouster and Velodyne.

[2]

Adjusted EBITDA loss and non-GAAP gross margin are non-GAAP financial measures. See Non-GAAP Financial Measures for additional information and reconciliations of these measures to their respective most directly comparable financial measures calculated in accordance with U.S. GAAP.

[3]	Bookings represent binding contract orders entered during the period.
[4]	Annualized cost savings baselined against initial post-merger target of $75 million.

“Ouster had a transformative year, reporting record revenue of $83 million and bookings of $142 million in 2023. We successfully completed the merger with Velodyne, which solidified our balance sheet, expanded our patent portfolio, and streamlined our cost structure. We achieved important milestones across our operations, notably scaling production and shipments of REV7. Additionally, we added new revenue streams with the launch of Ouster Gemini and Blue City and demoed our first DF sensors with customers, marking a significant stride forward in our product development journey. This was accomplished while delivering record financial performance, significantly reducing our cash burn, and exceeding our initial post-merger annualized cost savings target by over 40%”, said Ouster CEO Angus Pacala. “I’m excited to continue this momentum in 2024 as we execute our plan towards profitability.”

Ouster delivered record quarterly revenue of over $24 million with shipments exceeding 4,100 sensors. GAAP and non-GAAP gross margins were sequentially higher, in line with expectations. Margin expansion was driven by higher revenues and lower manufacturing costs attributable to operational improvements. GAAP gross margins of 22% in the fourth quarter of 2023 include the impact of certain expenses outside of ordinary operations associated with the consolidation of product lines and outsourced manufacturing of Velodyne products. Non-GAAP gross margins improved to 35% in the fourth quarter of 2023. GAAP operating expenses were higher sequentially, driven by a litigation settlement and higher stock-based compensation expenses.

2024 Business Objectives

1.	Expand software solutions and grow the installed base

2.	Advance the development of digital lidar hardware

3.	Progress on the long-term financial framework

Expand software solutions and grow the installed base: Ouster’s smart infrastructure solutions, powered by Ouster Gemini and Blue City, are enabling customers to improve operating efficiency and safety. The Company plans to release additional subscription-based software solutions later this year that improve the ease of installation and provide additional statistics and analytics to customers. These tools are expected to support expanded adoption by existing customers as well as new opportunities at global logistics companies, security integrators, and transportation authorities. With a multibillion-dollar lidar opportunity in smart infrastructure, the Company expects software coupled sales to be a key contributor to future growth.

Advance the development of digital lidar hardware: Ouster continues to progress on its digital lidar roadmap, developing technologies that will enhance operating performance and provide further differentiation versus peers. Ouster’s next generation L4 custom silicon chip is taped out and is expected to bring significant improvements in range, field of view, and manufacturability, along with safety certifications to the OS sensor family. The Company plans to integrate the Chronos chip into its solid-state digital flash (“DF”) sensors later this year.

Progress on the long-term financial framework: Last quarter, Ouster set a financial framework focused on achieving 30-50% annual revenue growth, expanding gross margins to 35-40%, and maintaining operating expenses at or below third quarter 2023 levels. The Company expects 2024 results to make meaningful progress against this framework, putting Ouster on a path towards profitability.

First Quarter 2024 Outlook

For the first quarter of 2024, Ouster expects to achieve $25 million to $26 million in revenue.

Conference Call Information

Ouster will host a conference call and live webcast for analysts and investors at 5:00 p.m. ET today, March 26, 2024 to discuss its financial results and business outlook. To access the call, please register at https://registrations.events/direct/Q4I934283.

Upon registering, each participant will be provided with call details and a registrant ID. The webcast and related presentation materials will be accessible for at least 30 days on Ouster’s investor relations website at https://investors.ouster.com. A telephone replay of the call will be available 2 hours after the call ends, and can be accessed via phone through April 4, 2024 by dialing (800) 770-2030 from the U.S. or +1 (609) 800-9909 from outside the U.S. The conference I.D. number is 93428.

About Ouster

Ouster (NYSE: OUST) is a leading global provider of high-resolution scanning and solid-state digital lidar sensors, Velodyne Lidar sensors, and software solutions for the automotive, industrial, robotics, and smart infrastructure industries. Ouster is on a mission to build a safer and more sustainable future by offering affordable, high-performance sensors that drive mass adoption across a wide variety of applications. Ouster is headquartered in San Francisco, CA with offices in the Americas, Europe, and Asia Pacific. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations of management that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “may,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements, other than statements of historical fact, including statements regarding Ouster’s revenue guidance for the first quarter of 2024; anticipated new product launches and developments; Ouster’s future results of operations, cash reserve and financial position; anticipated cost savings; execution against the Company’s product roadmap and demand for products; the Company’s path to profitability and long-term financial framework; industry and business trends; Ouster’s business objectives, plans, strategic partnerships, and market growth; the benefits of the Company’s merger with Velodyne; and Ouster’s competitive market position, all constitute forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, but not limited to, risks related to Ouster’s limited operating history and history of losses; fluctuations in its operating results; the substantial research and development costs needed to develop and commercialize new products; its ability to maintain competitive average selling prices, high sales volumes and reduce product costs; competition in Ouster’s industry; the negotiating power and product standards of its customers; the adoption of its products and the growth of the lidar market generally; product quality and liability risks; Ouster’s future capital needs and ability to secure additional capital on favorable terms or at all; risks related to Ouster’s indebtedness; its ability to manage growth, including growing the sales and marketing organization; risks related to international operations, including international manufacturing; cancellation or postponement of contracts or unsuccessful implementations; the Company’s ability to manage its inventory; credit risk of customers; Ouster’s ability to use tax attributes; Ouster’s dependence on key third party suppliers, in particular Benchmark Electronics, Inc., Fabrinet, and other suppliers; supply chain constraints and challenges; conditions in the industries the Company targets or the global economy; the ability of its lidar technology roadmap and new software solutions to catalyze growth; Ouster’s ability to recruit and retain key personnel; its ability to successfully integrate its business with Velodyne and achieve the anticipated benefits of the Velodyne merger; Ouster’s ability to adequately protect and enforce its intellectual property rights, including as it relates to Hesai Group; legal and regulatory risks; risks related to operating as a public company; and other important factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as will be updated in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, that are further updated from time to time in the Company’s other filings with the SEC. Readers are urged to consider these factors carefully and in the totality of the circumstances when evaluating these forward-looking statements, and not to place undue reliance on any of them. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this press release. While Ouster may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, other than as may be required by law, even if subsequent events cause its views to change.

In addition, see information below concerning non-GAAP financial measures.

Non-GAAP Financial Measures

In addition to its results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), Ouster believes the non-GAAP measures of Non-GAAP Gross Profit, Non-GAAP Gross Margin and Adjusted EBITDA are useful in evaluating its operating performance. Ouster calculates Non-GAAP Gross Profit as gross profit (loss) excluding amortization of acquired intangibles, certain excess and obsolete expenses and losses on firm purchase commitments, and stock-based compensation expenses. Non-GAAP Gross Margin is calculated as Non-GAAP Gross Profit divided by revenues. Ouster calculates Adjusted EBITDA as net loss excluding interest expense (income), net, other expense (income), net, stock-based compensation expense, provision for income tax expense, goodwill impairment charges, restructuring costs excluding stock-based compensation expenses, certain excess and obsolete expenses and losses on firm purchase commitments, amortization of acquired intangible assets, depreciation expenses, certain litigation and litigation related expenses, merger and acquisition related expenses, gain on lease termination and other items. Ouster believes that Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance and may be helpful in comparison with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Adjusted EBITDA is also used by the Board and management as a performance metric for compensation purposes. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures are included at the end of this press release.

Contacts

For Investors

investors@ouster.io

For Media

press@ouster.io

OUSTER, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except share and per share data)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$50,991	$122,932
Restricted cash, current	552	257
Short-term investments	139,158	—
Accounts receivable, net	14,577	11,233
Inventory	23,232	19,533
Prepaid expenses and other current assets	34,647	8,543

Total current assets	263,157	162,498
Property and equipment, net	10,228	9,695
Operating lease, right-of-use assets	18,561	12,997
Unbilled receivable, long-term portion	10,567	—
Goodwill	—	51,152
Intangible assets, net	24,436	18,165
Restricted cash, non-current	1,091	1,089
Other non-current assets	2,703	541

Total assets	$330,743	$256,137

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,545	$8,798
Accrued and other current liabilities	58,166	17,071
Contract liabilities	12,885	402
Operating lease liability, current portion	7,096	3,221

Total current liabilities	81,692	29,492
Operating lease liability, long-term portion	18,827	13,400
Debt	43,975	39,574
Contract liability, long-term portion	4,967	342
Other non-current liabilities	1,610	1,710

Total liabilities	151,071	84,518

Stockholders’ equity:
Common stock	42	19
Additional paid-in capital	995,464	613,665
Accumulated deficit	(816,026)	(441,916)
Accumulated other comprehensive income (loss)	192	(149)

Total stockholders’ equity	179,672	171,619

Total liabilities and stockholders’ equity	$330,743	$256,137

OUSTER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(unaudited)

(in thousands, except share and per share data)

	Three Months Ended December 31,	Three Months Ended September 30,	Three Months Ended December 31,	Year Ended December 31,
	2023	2023	2022	2023	2022
Revenue	$24,444	$22,209	$10,938	$83,279	$41,029
Cost of revenue	19,033	19,116	9,097	74,965	30,099

Gross profit	5,411	3,093	1,841	8,314	10,930
Operating expenses:
Research and development	15,626	16,678	15,306	91,210	64,317
Sales and marketing	8,553	7,887	7,639	41,639	30,833
General and administrative	18,545	14,270	20,897	81,982	61,203
Goodwill impairment charges	—	—	—	166,675	—

Total operating expenses	42,724	38,835	43,842	381,506	156,353

Loss from operations	(37,313)	(35,742)	(42,001)	(373,192)	(145,423)
Other (expense) income:
Interest income	2,579	2,495	977	9,038	2,208
Interest expense	(4,081)	(1,825)	(1,551)	(9,303)	(2,694)
Other income (expense), net	(6)	(13)	583	(130)	7,654

Total other (expense) income, net	(1,508)	657	9	(395)	7,168

Loss before income taxes	(38,821)	(35,085)	(41,992)	(373,587)	(138,255)
Provision for income tax expense	174	17	184	523	305

Net loss	$(38,995)	$(35,102)	$(42,176)	$(374,110)	$(138,560)

Other comprehensive loss
Changes in unrealized gain (loss) on available for sale securities	314	63	—	354	—
Foreign currency translation adjustments	258	(213)	32	(13)	(143)

Total comprehensive loss	$(38,423)	$(35,252)	$(42,144)	$(373,769)	$(138,703)

Net loss per common share, basic and diluted	$(0.95)	$(0.89)	$(2.54)	$(10.10)	$(7.79)
Weighted-average shares used to compute basic and diluted net loss per share	41,135,659	39,228,118	16,585,392	37,042,081	17,792,316

OUSTER, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	For the Years ended December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(374,110)	$(138,560)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment charges	166,675	—
Depreciation and amortization	17,148	9,456
Loss on write-off of construction in progress and right-of-use asset impairment	1,732	—
Gain on lease termination	(807)	—
Stock-based compensation	57,725	33,321
Reduction of revenue related to stock warrant issued to customer	528	—
Amortization of right-of-use asset	4,519	2,730
Interest expense and loss on debt extinguishment	4,001	799
Amortization of debt issuance costs and debt discount	190	160
Non-cash interest income	(732)	—
Accretion or amortization on short-term investments	(4,685)	—
Change in fair value of warrant liabilities	49	(7,446)
Inventory write down	10,047	1,600
Provision for doubtful accounts	1,346	346
(Gain)/loss from disposal of property and equipment	(59)	430
Changes in operating assets and liabilities:
Accounts receivable	3,574	(856)
Inventory	(4,047)	(13,684)
Prepaid expenses and other assets	(21,575)	(3,148)
Accounts payable	(8,520)	4,191
Accrued and other liabilities	8,081	3,196
Contract liabilities	6,597	—
Operating lease liability	(5,567)	(3,225)

Net cash used in operating activities	(137,890)	(110,690)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property & equipment	560	275
Purchases of property and equipment	(3,006)	(5,422)
Purchase of short-term investments	(137,104)	—
Proceeds from sales of short-term investments	158,014	—
Cash and cash equivalents acquired in the Velodyne Merger	32,137	—

Net cash used in investing activities	50,601	(5,147)

CASH FLOWS FROM FINANCING ACTIVITIES
Repurchase of common stock	—	(45)
Proceeds from exercise of stock options	271	470
Proceeds from ESPP purchase	1,174	378
Proceeds from borrowings, net of debt discount and issuance costs	43,975	39,077
Repayments of borrowings	(43,975)	—
Proceeds from the issuance of common stock under at-the-market offering, net of commissions and fees	14,575	16,322
At-the-market offering costs for the issuance of common stock	(363)	(541)
Taxes paid related to net share settlement of restricted stock units	—	(59)

Net cash provided by financing activities	15,657	55,602

Effect of exchange rates on cash and cash equivalents	(12)	(143)

Net increase decrease in cash, cash equivalents and restricted cash	(71,644)	(60,378)
Cash, cash equivalents and restricted cash at beginning of year	124,278	184,656

Cash, cash equivalents and restricted cash at end of year	$52,634	$124,278

OUSTER, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(unaudited)

(in thousands)

	Three Months Ended December 31,		Three Months Ended September 30,		Year Ended December 31,
	2023	2022	2023	2022	2023	2022
GAAP net loss	$(38,995)	$(42,176)	$(35,102)	$(35,987)	$(374,110)	$(138,560)
Interest income, net	1,502	574	(670)	(34)	265	486
Other expense (income), net	6	(583)	13	(61)	130	(7,654)
Stock-based compensation(1)	11,107	7,997	8,372	8,455	57,725	33,321
Provision for income tax expense	174	184	17	37	523	305
Goodwill impairment charge	—	—	—	—	166,675	—
Restructuring costs, excluding stock-based compensation expense	—	—	—	—	15,976	—
Excess and obsolete expenses and loss on firm purchase commitments	1,732	—	3,187	—	12,299	—
Amortization of acquired intangibles(2)	1,757	—	1,759	1,122	6,729	4,487
Depreciation expenses(2)	1,239	2,386	1,739	1,210	10,371	4,969
Litigation expenses(3)	7,383	1,484	3,536	1,123	14,820	3,200
Merger and acquisition related expenses(4)	—	6,950	—	—	6,058	6,950
Gain on lease termination and other items	—	—	(1,256)	—	(1,256)	—

Adjusted EBITDA	$(14,095)	$(23,184)	$(18,405)	$(24,135)	$(83,795)	$(92,496)

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Three Months Ended September 30,		Year Ended December 31,
	2023	2022	2023	2022	2023	2022
Cost of revenue	$856	$213	$570	$207	$2,854	$783
Research and development	4,786	3,363	4,056	3,681	24,551	14,611
Sales and marketing	2,240	1,789	1,345	1,913	9,966	7,065
General and administrative	3,225	2,632	2,401	2,654	20,354	10,862

Total stock-based compensation	$11,107	$7,997	$8,372	$8,455	$57,725	$33,321

(2)	Includes depreciation and amortization expense as follows:

	Three Months Ended December 31,		Three Months Ended September 30,		Year Ended December 31,
	2023	2022	2023	2022	2023	2022
Cost of revenue	$1,180	$322	$1,155	$227	$5,858	$1,142
Research and development	747	867	741	889	$5,343	3,466
Sales and marketing	250	78	250	75	$940	303
General and administrative	819	1,119	1,352	1,140	$4,958	4,545

Total depreciation and amortization expense	$2,996	$2,386	$3,498	$2,331	$17,099	$9,456

(3)	Litigation expenses and litigation-related expenses outside of the Company’s ordinary business operations
(4)	Non-recurring acquisition expense represents transaction costs for the Velodyne Lidar, Inc. and Sense Photonics, Inc. mergers which include legal and accounting professional service fees.

	Three Months Ended December 31,		Three Months Ended September 30,		Year Ended December 31,
	2023	2022	2023	2022	2023	2022
Gross profit (loss) on GAAP basis	$5,411	$1,841	$3,093	$3,716	$8,314	$10,930
Stock-based compensation	856	213	570	207	2,854	783
Amortization of acquired intangible assets	517	—	467	—	1,644	—
Excess and obsolete expenses and loss on firm purchase commitments	1,732	—	3,187	—	12,299	—

Gross profit on non-GAAP basis	$8,516	$2,054	$7,316	$3,923	$25,111	$11,713

Gross margin on GAAP basis	22%	17%	14%	33%	10%	27%
Gross margin on non-GAAP basis	35%	19%	33%	35%	30%	29%

###